UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2005

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry Into a Material Definitive Agreement.

Effective August 24, 2005, Jay Caraviello ceased serving as Executive Vice President and Co-Chief Operating Officer of SPX Corporation (the “Company”).  On August 29, 2005, the Company issued a press release related to this event.  A copy of the press release was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 29, 2005 and is incorporated herein by reference.

In connection with Mr. Caraviello’s termination of employment with the Company, on September 23, 2005, the Company and Mr. Caraviello entered into a separation agreement.  The Separation Agreement provides that Mr. Caraviello will receive (i) a continuation of his base salary for the period extending to September 23, 2006; (ii) a bonus under the SPX Corporation 2005 Executive Bonus Plan based on full year business performance and prorated according to the number of days Mr. Caraviello worked for the Company in the 2005 plan year, payable at the same time such bonuses are paid to participants generally; (iii) continuation for one (1) year of health and welfare benefits at the active employee rates, estimated at $7,711.10 per annum based upon 2005 elections; (iv) reimbursement of up to $20,000 for annual income tax return preparation and financial planning fees and costs incurred in calendar year 2005; (v) up to $25,000 in outplacement services; and (vi) a lump sum payment of $25,384.62 for unused vacation pay.  As of September 23, 2005, Mr. Caraviello held options for 88,000 shares of common stock ranging in exercise prices of $38.57 to $69.43, of which options for 78,000 shares were vested.  As part of the Separation Agreement, the remaining unvested options became vested as of Mr. Caraviello’s termination date.  Mr. Caraviello will have until the earlier of the expiration of the options or one year from the date of his termination of employment to exercise all of his options.  In addition, as of September 23, 2005, Mr. Caraviello held 61,888 shares of unvested restricted stock.  Mr. Caraviello’s restricted stock that would have vested on or before January 31, 2006 (i.e., 19,999 shares) became vested as of Mr. Caraviello’s termination date.  All other restricted shares granted to Mr. Caraviello were forfeited.

Mr. Caraviello is obligated to comply with (i) certain non-competition provisions until September 23, 2006 and (ii) confidentiality and cooperation requirements for an indefinite period.

Mr. Caraviello is entitled to previously earned pension benefits under the Company’s qualified pension plan, supplemental pension plan and Supplemental Retirement Plan for officers, as described in the Company’s prior proxy statements.  These benefits will be paid, at Mr. Caraviello’s election, either annually ($74,592.00 per year if Mr. Caraviello elects to receive payments starting at age 55) or in a lump sum payment.

A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

10.1	Separation Agreement, dated September 23, 2005, by and between Jay Caraviello and SPX Corporation

99.1	Press Release issued August 29, 2005 (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K filed August 29, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: September 28, 2005	By:	/s/ Ross B. Bricker
Ross B. Bricker
Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement, dated September 23, 2005, by and between Jay Caraviello and SPX Corporation

99.1	Press Release issued August 29, 2005 (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K filed August 29, 2005)